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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported) - November 22, 2004


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


            TEXAS                          1-12833              75-2669310

(State or other jurisdiction           (Commission File      (I.R.S. Employer
      of incorporation)                     Number)         Identification No.)



       Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
     (Address of principal executive offices, including zip code)


       Registrant's telephone number, including Area Code - (214) 812-4600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         Other Events

     The financial statements and related information of TXU Corp. for the years ended December 31, 2003, 2002 and 2001 included in this Current Report are being presented solely to reflect the reclassification of the TXU Australia, TXU Gas and Pedricktown, New Jersey (power production) businesses as discontinued operations. Plans to dispose of these businesses were finalized in the second quarter of 2004. The TXU Australia business was sold in July 2004 and the operations of TXU Gas were disposed of in a merger by division transaction in October 2004. Negotiations for the sale of the Pedricktown facility are ongoing and a transaction is expected to be completed no later than the second quarter of 2005. In addition, certain disclosures have been updated for the effects of the TXU Australia and TXU Gas dispositions.

     This Current Report on Form 8-K updates Items 6, 7, and 8 of the 2003 Annual Report on Form 10-K. Except as required to reflect the effects of the reclassification and dispositions discussed above, the disclosures in these three Items have not been modified or updated in this Current Report for events occurring subsequent to the filing of the 2003 Annual Report on Form 10-K. This Current Report should be read in conjunction with the 2003 Annual Report on Form 10-K filed with the SEC on March 15, 2004, the Form 8-K related to the quarterly period ended March 31, 2004 filed with the SEC on November 22, 2004, the Form 10-Q for the quarterly period ended June 30, 2004 filed with the SEC on August 6, 2004 and the Form 10-Q/A for the quarterly period ended September 30, 2004 filed with the SEC on November 10, 2004.

     Exhibit 99.1 to this Current Report, which is incorporated by reference into this Item 8.01, includes the following:

          o     Selected Financial Data

          o Management's Discussion and Analysis of Financial Condition and Results of Operations

          o     Financial Statements and Supplementary Data

          o     Exhibit 99.2 is incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits

      Updated financial statements and supplementary data of TXU Corp. and related Management's Discussion and Analysis for the years ended December 31, 2003, 2002 and 2001, are filed herein as:

     Exhibit No.          Description

      99.1 TXU Corp. Financial Statements, related Management's Discussion and Analysis and updated selected financial data for the years ended December 31, 2003, 2002 and 2001.
      99.2      Audited financial statements of Pinnacle One Partners, L.P.
      12 Computation of Ratio of Earnings to Fixed Charges, and Ratio of Earnings to Combined Fixed Charges and Preference Dividends.
      23.1 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for TXU Corp.
      23.2 Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Pinnacle One Partners, L.P.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                           TXU CORP.



                                           By:  /s/  Stanley J. Szlauderbach
                                              ---------------------------------
                                           Name:   Stanley J. Szlauderbach
                                           Title: Assistant Controller
                                                  and Interim Controller


Dated:  November 22, 2004








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